UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: July 20, 2006
(Date of earliest event reported)
Cygnus Oil and Gas Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50228	33-0967974
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1600 Smith Street, Suite 5100 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)
(713) 784-1113
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant
On July 26, 2006, Cygnus Oil and Gas Corporation (the “Company”) filed its Current Report on Form 8-K dated July 20, 2006 with the Securities and Exchange Commission (the “SEC”) announcing that on July 20, 2006 the audit committee of the Company’s board of directors approved changing Company’s independent public accounting firm from L J Soldinger Associates LLC (“LJSA”) to UHY LLP (“UHY”) for the fiscal year 2006.
In accordance with Item 4.01 of Form 8-K and Item 304(a)(3) of Regulation S-K, the Company provided LJSA with a copy of its disclosures contained in the July 20 Form 8-K and this Form 8-K/A and requested that LJSA furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in such Forms 8-K, and if not, stating the respects in which it does not agree. The Company has received LJSA’s response letters dated July 26, 2006 and August 7, 2006, copies of which are attached hereto as Exhibits 16.1 and 16.2.
In accordance with Item 4.01 of Form 8-K and Item 304(a)(2) of Regulation S-K, the Company requested that UHY review the Company’s disclosure in the July 20 Form 8-K and this Form 8-K/A, and the Company provided to UHY the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company’s expression of its views, or the respects in which UHY does not agree with the statements made by the Company in response to the Company’s disclosure in such Forms 8-K. On August 7, 2006, the Company received UHY’s letter, a copy of which is attached hereto as Exhibit 16.3.
The Company hereby amends its Current Report on Form 8-K previously filed, which is incorporated herein by reference, (i) to state that the Company dismissed LJSA as its independent public accounting firm, effective July 20, 2006, and (ii) to file the letters referred to above and addressed to the SEC as Exhibits 16.1, 16.2 and 16.3, respectively.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
16.1	Letter of Concurrence from L J Soldinger Associates LLC to the Securities and Exchange Commission dated July 26, 2006.
16.2	Letter of Concurrence from L J Soldinger Associates LLC to the Securities and Exchange Commission dated August 7, 2006.
16.3	Letter of Concurrence from UHY LLP to the Securities and Exchange Commission dated August 7, 2006.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cygnus Oil and Gas Corporation
Date: August 7, 2006	By:	/s/ Stephen C. Haynes
Stephen C. Haynes
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of Concurrence from L J Soldinger Associates LLC to the Securities and Exchange Commission dated July 26, 2006.
16.2	Letter of Concurrence from L J Soldinger Associates LLC to the Securities and Exchange Commission dated August 7, 2006.
16.3	Letter of Concurrence from UHY LLP to the Securities and Exchange Commission dated August 7, 2006.

4